LIQUIDITY (Details Narrative) - USD ($) $ in Thousands	1 Months Ended	3 Months Ended
	Jun. 24, 2022	Jun. 30, 2022	Jun. 30, 2021	Jul. 31, 2022
Liquidity
Cash and cash equivalents		$ 21,200
Total current liabilities		2,000
Warrant liability		30
Net (loss) income		1,600
Cash used in operating activities		$ 2,200
Cash on hand				$ 18,800
Number of stock sold	1,150,000		90,888
Gross proceeds from stock sold	$ 26,500		$ 2,600
Net proceeds from stock sold			$ 2,500
Offering and through that process, description		Company completed a firm commitment underwritten public offering of 1,150,000 ordinary shares at a public offering price of $23.00 per share for gross proceeds of approximately $26.5 million and was settled June 28, 2021. The Company incurred aggregate offering expenses for the public offering of approximately $1.8 million, including approximately $1.6 million of management, underwriting and selling expenses. Management believes the funds generated, along with existing cash and cash equivalents, will be sufficient to fund the Company’s research and development activities, as well as the expansion of its operating infrastructure and achievement of numerous developmental milestones.